UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2010

Consorteum Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-28629
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Adelaide Street West – Suite 550, Toronto, Ontario M5H 3L5 Canada
(Address of principal executive office, including zip code)

(866)  824-8854
(Telephone number, including area code)

(Former name or former address, if changed since last report)

Suite 202 - 2900 John Street, Markham, Ontario L3R 5G3 Canada

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) and (b) On June 7, 2010 Mr. Quentin Rickerby resigned as a director, and President and Chief Operating Officer of Consorteum Holdings, Inc. (the “Company”).  Mr. Rickerby’s resignation was not caused by a disagreement between him and the Company or other members of the board of directors relating to the Company’s operations, policies or practices.  The Company will seek a replacement for the officer positions vacated by Mr. Rickerby.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions. None

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CONSORTEUM HOLDINGS, INC.
(Registrant)

DATE: June 17, 2010	By:	/s/ Craig A. Fielding
Craig A. Fielding, CEO